Exhibit 1.1

[_____] ORDINARY SHARES

BORQS TECHNOLOGIES, INC.

UNDERWRITING AGREEMENT

September __, 2018

MAXIM GROUP LLC
405 Lexington Avenue
New York, NY 10174

As Representative of the Underwriters
named on Schedule A hereto

Ladies and Gentlemen:

BORQS Technologies, Inc., a British Virgin Islands corporation (the “Company”), confirms its agreement, subject to the terms and conditions set forth herein, with each of the underwriters listed on Schedule A hereto (collectively, the “Underwriters”), for whom Maxim Group LLC is acting as representative (in such capacity, the “Representative”), to sell and issue to the Underwriters an aggregate of [____] ordinary shares, no par value (the “Ordinary Shares”) of the Company (the “Firm Shares”). In addition, the Company and certain stockholders of the Company (the “Selling Stockholders”) named in Schedule D hereto severally propose to sell an aggregate of [__________] shares (the “Selling Stockholder Firm Shares” and collectively with the Company Firm Shares, the “Firm Shares”). Each Selling Stockholder has agreed to sell the number of Firm Shares set forth opposite such Selling Stockholder’s name in Schedule D hereto and, if and to the extent that the Representative shall have determined to exercise, on behalf of the Underwriters, the Over-allotment Option (as hereinafter defined), the number of Option Shares (as hereinafter defined) set forth opposite such Selling Stockholder’s name in Schedule D hereto. The Company and the Selling Stockholders are hereinafter sometimes collectively referred to as the “Sellers.” The Sellers agree with the several Underwriters as set forth below. In addition, the Sellers propose to sell to the Underwriters, upon the terms and conditions set forth herein, the Option Shares (as hereinafter defined). The Firm Shares and Option Shares are more fully described in the Registration Statement and Prospectus referred to below.

The offering and sale of the Ordinary Shares contemplated by this underwriting agreement (this “Agreement”) is referred to herein as the “Offering.”

1.1 Firm Shares; Over-Allotment Option.

(a) Purchase of Firm Shares. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell, severally and not jointly, to the several Underwriters, an aggregate of [____] Firm Shares of the Company at a purchase price (net of discounts and commissions) of $[_____] per Firm Share (the “Per Share Purchase Price”). The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Shares set forth opposite their respective names on Schedule A attached hereto and made a part hereof at a purchase price (net of discounts and commissions) of $[_____] per Firm Share. In addition, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each of the Selling Stockholders agrees to sell to the several Underwriters such number of Firm Shares as is set forth opposite such Selling Stockholder’s name on Schedule D hereto at a purchase price of $[____] per Firm Share (which is equal to the Per Share Purchase Price). The Underwriters, severally and not jointly, agree to purchase from the Selling Stockholders the Firm Shares set forth opposite their respective names on Schedule D attached hereto and made a part hereof

(b) Payment and Delivery. Delivery and payment for the Firm Shares shall be made at 10:00 A.M., New York time, on the second Business Day following the effective date (the “Effective Date”) of the Registration Statement (or the third Business Day following the Effective Date, if the Registration Statement is declared effective after 4:30 p.m.) or at such earlier time as shall be agreed upon by the Representative and the Company at the offices of the Representative or at such other place as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Firm Shares is called the “Closing Date.” The closing of the payment of the purchase price for, and delivery of certificates representing, the Firm Shares is referred to herein as the “Closing.” Payment for the Company Firm Shares shall be made on the Closing Date at the Representative’s election by wire transfer in Federal (same day) funds or by certified or bank cashier’s check(s) in New York Clearing House funds. Any remaining proceeds (less commissions, expense allowance and actual expense payments or other fees payable pursuant to this Agreement) shall be paid to the order of the Company upon delivery to the Representative of certificates (in form and substance satisfactory to the Underwriters) representing the Firm Shares (or through the full fast transfer facilities of the Depository Trust Company (the “DTC”)) for the account of the Underwriters. The Firm Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two Business Days prior to the Closing Date. The Company shall permit the Representative to examine and package the Firm Shares for delivery, at least one full Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Shares except upon tender of payment by the Representative for all the Firm Shares. Payment for Selling Stockholder Firm Shares shall be made on the Closing Date by wire transfer in Federal (same day) funds of the price for the Selling Stockholder Firm Shares being purchased to accounts designated by each Selling Stockholder in accordance with the Power of Attorney and Custody Agreement (as hereinafter defined) upon delivery to the Representative certificates (in form and substance satisfactory to the Underwriters) representing the Selling Stockholder Firm Shares (or through the full fast transfer facilities of the Depository Trust Company (the “DTC”)) for the account of the Underwriters. The certificates for the Selling Stockholder Firm Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two Business Days prior to the Closing Date. The Selling Stockholders agree to cause certificates for the Selling Stockholder Firm Shares to be delivered pursuant to this Agreement through the facilities of the DTC, New York, New York, or at such other places as may be designated by the Representative, and to be made available for checking and packaging at the above offices or such other places as may be designated by the Representative at least one full Business Day prior to the Closing Date.

(c) Option Shares. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares, the Representative on behalf of the Underwriters is, hereby granted, an option to purchase up to an additional 15% of the number of Firm Shares, or [___] Ordinary Shares (the “Option Shares”) to be offered by the Company and the Selling Stockholders in the Offering (the “Over-allotment Option”). For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares, the Selling Stockholders, severally and not jointly, agree to sell to the Underwriters all or any portion of the Option Shares as specified by the Representative in the notice described in Section 1(d) hereof at a purchase price of $[____] per Option Share (which is equal to the Per Share Purchase Price). If any Option Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the Option Shares from each Selling Stockholder in the proportion that the number of Firm Shares set opposite the name of each Underwriter in Schedule D hereto bears to the total number of Firm Shares purchased (subject to such adjustments to eliminate fractional shares as the Representative may determine). The Firm Shares and the Option Shares are hereinafter collectively referred to as the “Shares”. The Shares and the Representative’s Securities (as hereinafter defined) are referred to as the “Securities”. The purchase price to be paid for the Option Shares (net of discounts and commissions) will be $[_____] per Option Share.

(d) Exercise of Option. The Over-allotment Option granted pursuant to Section 1.1(c) hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) of the Option Shares within 45 days after the Effective Date. The Underwriters will not be under any obligation to purchase any Option Shares prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representative, which must be confirmed in writing by overnight mail or facsimile transmission setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for the Option Shares, which will not be later than five Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of the Representative or at such other place as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Option Shares does not occur on the Closing Date, the date and time of the closing for such Option Shares will be as set forth in the notice (hereinafter the “Option Closing Date”). Upon exercise of the Over-allotment Option, the Company shall become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters shall become obligated to purchase, the number of Option Shares specified in such notice.

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(e) Payment and Delivery of Option Shares. Payment for the Company Option Shares shall be made on the Closing Date or the Option Closing Date, as the case may be, at the Representative’s election by wire transfer in Federal (same day) funds or by certified or bank cashier’s check(s) in New York Clearing House funds, by deposit of the sum of $[_____] per Option Share to the Company upon delivery to the Underwriters of certificates (in form and substance satisfactory to the Underwriters) representing the Option Shares (or through the full fast transfer facilities of DTC) for the account of the Underwriters. The certificates representing the Company Option Shares to be delivered will be in such denominations and registered in such names as the Representative requests not less than two Business Days prior to the Closing Date or the Option Closing Date, as the case may be, and will be made available to the Representative for inspection, checking and packaging at the aforesaid office of the Company’s transfer agent or correspondent not less than one full Business Day prior to such Closing Date or Option Closing Date. Payment for Selling Stockholders Option Shares shall be made on the Closing Date or Option Closing Date, as the case may be, by wire transfer in Federal (same day) funds of the price for the Option Shares being purchased to accounts designated by each Selling Stockholder against delivery to the Representative for the respective accounts of the several Underwriters of the Option Shares in the form of certificates for the securities comprising the Option Shares through the full fast transfer facilities of DTC for the account of the Underwriters. The certificates for the Selling Stockholders’ Option Shares shall be registered in the name or names and shall be in the denominations the Representative requests not less than two Business Days prior to the Closing Date or the Option Closing Date, as the case may be, and will be made available to the Representative for inspection, checking and packaging at the aforesaid office of the Company’s transfer agent or correspondent not less than one full Business Day prior to such Closing Date or Option Closing Date.

(f) Representative’s Warrants. As additional consideration, the Company hereby agrees to issue and sell to the Representative (and/or their respective designees) on the Effective Date warrants (the “Representative’s Warrants”) for the purchase of an aggregate of [_____] Ordinary Shares for an aggregate purchase price of $100.00. The Representative’s Warrants shall be exercisable, in whole or in part, commencing on the date that is six months from the Effective Date and expiring on the three-year anniversary of the Effective Date at an initial exercise price per unit of $[____], which is equal to one hundred and twenty percent (120%) of the public offering price of a Share. The Representative’s Warrants and the Ordinary Shares issuable upon exercise of the Representative’s Warrants are hereinafter referred to collectively as the “Representative’s Securities.”

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2. Representations and Warranties of the Company.

2.1 The Company represents, warrants and covenants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date:

(a) The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (Registration No. 333-223034), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Securities which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional Ordinary Shares (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Securities have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. The Company has responded to all requests of the Commission for additional or supplemental information. Based on communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the “Rules and Regulations”), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the exhibits incorporated by reference therein pursuant to the Rules and Regulations on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be. Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include: (i) the filing of any document under the Securities Exchange Act of 1934, as amended, and together with the Rules and Regulations promulgated thereunder (the “Exchange Act”) after the Effective Date, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document filed as such with the Commission. All references in this Agreement to the Registration Statement, the Rule 462 (b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

(b) The Company has filed with the Commission a Form 8-A (File Number 001-37593) providing for the registration under the Exchange Act of the Ordinary Shares (the “Form 8-A”). The registration of the Ordinary Shares under the Exchange Act has been declared effective by the Commission prior the date hereof, no stop order suspending the effectiveness of the Form 8-A or any part thereof, or any amendment thereof have been issued and no proceedings for the issuance of such an order have been initiated or threatened.

(c) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed, at all other subsequent times until the completion of the public offer and sale of the Securities, and at the Closing Date and the Option Closing Date, if any, the Registration Statement and the Prospectus and any amendments thereof and supplements or exhibits thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Securities or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the subsections of the “Underwriters” section of the Prospectus captioned “Price Stabilization, Short Positions and Penalty Bids,” the information with respect to dealers’ concessions and reallowances contained in the section entitled “Commission and Expenses,” the table of underwriters in the first paragraph, the last sentence of “Other Terms” and the penultimate paragraph on the cover page of the Preliminary Prospectus and the Prospectus (the “Underwriters’ Information”).

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(d) Neither: (i) any Issuer-Represented General Free Writing Prospectus(es) (as defined below) issued at or prior to the Time of Sale (as defined below) and the Statutory Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus(es) (as defined below), when considered together with the General Disclosure Package, includes or included as of the Time of Sale, any untrue statement of a material fact or omits or omitted as of the Time of Sale to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus included in the Registration Statement or any Issuer-Represented Free Writing Prospectus (as defined below) based upon and in conformity with written information furnished to the Company by the Representative for use therein.

(e) Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times until the Closing Date or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus. If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or shall notify promptly the Representative so that any use of such Issuer-Represented Free Writing Prospectus may cease until it is promptly amended or supplemented by the Company, at its own expense, to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Representative for use therein.

(f) Neither the Company nor any of the Selling Stockholders has distributed and neither the Company nor any Selling Stockholders will distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than the General Disclosure Package or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company. Unless the Company obtains the prior consent of the Representative, the Company has not made and shall not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission. The Company has complied and shall comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer-Represented Free Writing Prospectus as of its issue date and at all subsequent times through the Closing Date, including timely filing with the Commission where required, legending and record keeping. The Company has satisfied and shall satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(g) Each Underwriter agrees that, unless it obtains the prior written consent of the Company, it shall not make any offer relating to the Securities that would constitute an Issuer-Represented Free Writing Prospectus (as defined below) or that would otherwise (without taking into account any approval, authorization, use or reference thereto by the Company) constitute a “free writing prospectus” required to be filed by the Company with the Commission (as defined herein) or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Company hereto shall be deemed to have been given in respect of any Issuer-Represented General Free Writing Prospectuses referenced on Schedule C attached hereto.

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As used in this Agreement, the terms set forth below shall have the following meanings:

(i) “Time of Sale” means [10:00 a.m.] (Eastern time) on the date of this Agreement.

(ii) “Statutory Prospectus” as of any time means the prospectus that is included in the Registration Statement immediately prior to that time. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A or 430B shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act.

(iii) “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Securities or of the offering that does not reflect the final terms or pursuant to Rule 433(d)(8)(ii) because it is a “bona fide electronic road show,” as defined in Rule 433 of the Regulations, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433 (g) under the Securities Act.

(iv) “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule C to this Agreement.

(v) “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433 of the Regulations, that is made available without restriction pursuant to Rule 433(d)(8)(ii), even though not required to be filed with the Commission.

(h) Ernst & Young Hua Ming LLP (the “Auditors”), whose reports relating to the Company are included in the Registration Statement, are independent public accountants as required by the Securities Act, the Exchange Act and the Rules and Regulations, are registered as public accountants with the PCAOB and, to the Company’s knowledge, such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (“Sarb-Ox”).

(i) Subsequent to the respective dates as of which information is presented in the Registration Statement, the General Disclosure Package and the Prospectus, and except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus: (i) the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock, and (ii) there has been no material adverse change (or, to the knowledge of the Company, any development which has a high probability of involving a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and its Subsidiaries (as defined below), taken as a whole; (B) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (C) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement, the General Disclosure Package and the Prospectus, and other than in the ordinary course of their respective businesses, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Prospectus.

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(j) As of the dates indicated in the Registration Statement, the General Disclosure Package and the Prospectus, the authorized, issued and outstanding shares of capital stock of the Company were as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column headed “Actual” under the section thereof captioned “Capitalization” and, after giving effect to the Offering and the other transactions (excluding the offer and sale of the Over-allotment Shares) contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus, will be as set forth in the column headed “As Adjusted” in such section. All of the issued and outstanding shares of capital stock of the Company, as well as any securities convertible or exercisable for capital stock of the Company, are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that does or will entitle any Person (as defined below), upon the issuance or sale of any security, to acquire from the Company or any Subsidiary any Relevant Security. As used herein, the term “Relevant Security” means any Ordinary Share or other security of the Company or any Subsidiary that is convertible into, or exercisable or exchangeable for Ordinary Shares or equity securities, or that holds the right to acquire any Ordinary Shares or equity securities of the Company or any Subsidiary or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. As used herein, the term “Person” means any foreign or domestic individual, corporation, trust, partnership, joint venture, limited liability company or other entity. Except as set forth in, or contemplated by, the Registration Statement, the General Disclosure Package and the Prospectus, on the Effective Date and on the Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued Ordinary Shares or any security convertible into Ordinary Shares, or any contracts or commitments to issue or sell Ordinary Shares or any such options, warrants, rights or convertible securities.

(k) The Shares have been duly and validly authorized and, when issued, delivered and paid for in accordance with this Agreement on the Closing Date, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any Person to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of the Shares in the Offering. The Ordinary Shares conform to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

(l) The Ordinary Shares underlying the Representative’s Warrants have been duly authorized for issuance, will conform to the description thereof in the Registration Statement and in the Prospectus and have been validly reserved for future issuance and will, upon exercise of the Representative’s Warrants and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or similar rights to subscribe for or purchase securities of the Company. The issuance of such securities is not subject to any statutory preemptive rights under the laws of the British Virgin Islands or the Company’s organization documents as in effect at the time of issuance, rights of first refusal or other similar rights of any securityholder of the Company (except for such preemptive or contractual rights as were waived).

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(m) The subsidiaries of the Company (collectively the “Subsidiaries”) are BORQS International Holding Corp. (“BORQS Holdings”), a Cayman Islands business company, which is the Company’s direct, wholly-owned subsidiary, BORQS Hong Kong Limited (“BORQS HK”), a Hong Kong company which is a direct wholly-owned subsidiary of BORQS Holdings, BORQS Korea, a company formed under the laws of the Republic of Korea, BORQS Japan Co., Ltd., a company formed under the laws of Japan, BOZZ Solutions, Inc., a corporation formed under the laws of the State of California, BORQS Beijing Ltd. (“BORQS Beijing”), a wholly foreign owned enterprise incorporated under the laws of the People’s Republic of China which is a direct wholly-owned subsidiary of BORQS HK, Beijing Big Cloud Century Technology Co., Ltd. (“Big Cloud Century”), an entity incorporated under the laws of the People’s Republic of China which is a direct wholly-owned subsidiary of BORQS Beijing, Beijing BORQS Software Technology Co, Ltd. (“Beijing Software”), an entity incorporated under the laws of the People’s Republic of China which is a direct wholly-owned subsidiary of Big Cloud Century, Beijing Borqs Wireless Technology Co, Ltd. (“Beijing Wireless”), an entity incorporated under the laws of the People’s Republic of China which is the direct wholly-owned subsidiary of Big Cloud Century, BORQS Software Solutions Private Limited, an entity incorporated under the laws of India, Beijing Big Cloud Network Technology Co., Ltd. (“Big Cloud Network”), an entity incorporated under the laws of the People’s Republic of China and a contractually controlled affiliate of BORQS Beijing, YuanTel (Beijing) Investment Management Co., Ltd., an entity incorporated under the laws of the People’s Republic of China and a contractually controlled affiliate of BORQS Beijing, YuanTel (Beijing) Telecommunications Technology Co., Ltd., an entity incorporated under the laws of the People’s Republic of China and a contractually controlled affiliate of BORQS Beijing, and Beijing Tongbaohuida Technology Co., Ltd., an entity incorporated under the laws of the People’s Republic of China and a contractually controlled affiliate of BORQS Beijing, and they are the only subsidiaries of the Company within the meaning of Rule 405 under the Securities Act. Except for the Subsidiaries, Beijing Huayi Shikong Technology Co., Ltd., BORQS Technologies (HK) Limited, BORQS Software Solutions Private Limited and BR. Droid Desenvolvimento de Software S.A., the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. Except as set forth in the Registration Statement and the Prospectus, all of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”). Except as described in the Registration Statement, no director, officer or key employee of the Company named in the Prospectus holds any direct equity, debt or other pecuniary interest in any Subsidiary or any Person with whom the Company or any Subsidiary does business or is in privity of contract with, other than, in each case, indirectly through the ownership by such individuals of Ordinary Shares.

(n) Each of the Company and the Subsidiaries has been duly incorporated, formed or organized, and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of incorporation, formation or organization. Each of the Company and the Subsidiaries has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement, the General Disclosure Package and the Prospectus, and to own, lease and operate its respective properties. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) would not reasonably be expected to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; (ii) the long-term debt or capital stock of the Company or any Subsidiary; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus (any such effect being a “Material Adverse Effect”).

(o) Neither the Company nor any Subsidiary: (i) is in violation of its certificate or articles of incorporation, memorandum and articles of association, by-laws, certificate of formation, limited liability company agreement, joint venture agreement, partnership agreement or other organizational documents, (ii) other than as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except for any Lien or violation disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(p) The Company has full right, power and authority to execute and deliver this Agreement, the Representative’s Warrants and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement. The Company has duly and validly authorized this Agreement, the Representative’s Warrants and each of the transactions contemplated by this Agreement and the Representative’s Warrants. This Agreement and the Representative’s Warrants have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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(q) The execution, delivery, and performance of this Agreement, the Representative’s Warrants and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement, and consummation of the transactions contemplated by this Agreement do not and will not: (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except in the case of subsections (i) and (iii) for any default, conflict or violation that would not have or reasonably be expected to have a Material Adverse Effect.

(r) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, each of the Company and the Subsidiaries has all consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and each such Consent is valid and in full force and effect, except to the extent the failure to obtain same is not reasonably expected to have a Material Adverse Effect. With respect to any Consent so required but as to which the Company and its Subsidiaries have not received as of the date hereof, as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, proper application has been made by the Company or a Subsidiary, as applicable, and neither the Company nor any Subsidiary has any reason to believe such Consent will not be received on a timely basis or containing any materially burdensome restriction that could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any investigation or proceedings which results in or, if decided adversely to the Company or any Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(s) Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except for any non-compliance the consequences of which would not have or reasonably be expected to have a Material Adverse Effect. Neither the Company, nor any of its Affiliates (within the meaning of Rule 144 under the Securities Act) (“Affiliates”) has received any notice or other information from any regulatory or other legal or governmental agency which could reasonably be expected to result in any default or potential decertification by the Company, or any of its Affiliates.

(t) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic is required for the execution, delivery and performance of this Agreement, the Representative’s Warrants or consummation of each of the transactions contemplated by this Agreement, including the issuance, sale and delivery of the Securities to be issued, sold and delivered hereunder, except the registration under the Securities Act of the Securities, which has become effective, and such Consents as may be required under state securities or blue sky laws or the by-laws and rules of the NASDAQ Capital Market, where the Ordinary Shares have been approved for listing, and FINRA in connection with the purchase and distribution of the Securities by the Underwriters, each of which has been obtained and is in full force and effect.

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(u) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, would reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge and except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus: (i) no such proceeding, litigation or arbitration is threatened or contemplated and (ii) the defense of all such proceedings, litigation and arbitration against or involving the Company or any Subsidiary would not reasonably be expected to have a Material Adverse Effect.

(v) The financial statements, including the notes thereto, and the supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus comply in all material respects with the requirements of the Securities Act, the Exchange Act and present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated Subsidiaries. Except as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved, except in the case of unaudited financials which are subject to normal year end adjustments and do not contain certain footnotes. The supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information required to be stated therein. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus. The other financial and statistical information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement, the General Disclosure Package and the Prospectus and the books and records of the respective entities presented therein.

(w) There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the General Disclosure Package and the Prospectus in accordance with Regulation S-X which have not been included as so required. The pro forma and pro forma as adjusted financial information included in the Registration Statement, the General Disclosure Package and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and include all adjustments necessary to present fairly in accordance with generally accepted accounting principles the pro forma and as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified. The assumptions used in preparing the pro forma and pro forma as adjusted financial information included in the Registration Statement, the General Disclosure Package and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein. The related pro forma and pro forma as adjusted adjustments give appropriate effect to those assumptions; and the pro forma and pro forma as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(x) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

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(y) The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and files reports with the Commission on the EDGAR system. The Ordinary Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and the outstanding Ordinary Shares are listed on the NASDAQ Capital Market stock market (the “NASDAQ Capital Market”). The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act or de-listing the Ordinary Shares from the NASDAQ Capital Market, nor has the Company received any notification that the Commission or NASDAQ Capital Market is contemplating terminating such registration or listing. Since August 18, 2017, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing, and all other documents and registration statements heretofore filed by the Company with the Commission being hereinafter referred to as the “SEC Documents”). None of the SEC Documents, at the time they were filed with the Commission (except those SEC Documents that were subsequently amended), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included (or incorporated by reference) in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto (except those SEC Documents that were subsequently amended).

(z) The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) and such controls and procedures are designed to ensure that material information relating to the Company, including its Subsidiaries, is made known to the principal executive officer and the principal financial officer. Except as disclosed in the Registration Statement, in the General Disclosure Package and in the Prospectus, there are no material weaknesses or significant deficiencies in the Company’s disclosure controls and procedures. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, in the General Disclosure Package and in the Prospectus.

(aa) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package or in the Prospectus, since August 18, 2017, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(bb) The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of the rules and regulations of the NASDAQ Capital Market and the Board of Directors and/or audit committee has adopted a charter that satisfies the requirements of the rules and regulations of the NASDAQ Capital Market. The audit committee has reviewed the adequacy of its charter within the past twelve months. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Board of Directors nor the audit committee has been informed, nor is any director of the Company aware, of: (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(cc) Neither the Company nor any of its Affiliates has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(dd) Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Securities pursuant to the Registration Statement. Except as disclosed in the Registration Statement, the General Disclosure Package, the Prospectus, neither Company nor any of its Affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than Ordinary Shares issued pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Registration Statement, the General Disclosure Package and the Prospectus.

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(ee) All information contained in the questionnaires completed by each of the Company’s officers and directors immediately prior to the Offering and provided to the Representative as well as the biographies of such individuals in the Registration Statement is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by the directors and officers to become inaccurate and incorrect.

(ff) No director or officer of the Company is subject to any non-competition agreement or non-solicitation agreement with any current employer (other than the Company) or prior employer which could materially affect his ability to be and act in his respective capacity of the Company.

(gg) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Securities contemplated hereby. Any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect. Except as set forth in the Registration Statement and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement (other than the Registration Statement) to be filed by the Company.

(hh) The conditions for use of Form S-1 to register the Offering under the Securities Act, as set forth in the General Instructions to Form S-1, have been satisfied.

(ii) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(jj) No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company has not, directly or indirectly, including through a Subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company, except as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(kk) The Company is in material compliance with the provisions of Sarb-Ox currently applicable to it and the Rules and Regulations promulgated thereunder and related or similar rules and regulations promulgated by the NASDAQ Capital Market or any other governmental or self regulatory entity or agency, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect. Without limiting the generality of the foregoing: (i) all members of the Company’s board of directors who are required to be “independent” (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of the audit committee of the Company’s board of directors, meet the qualifications of independence as set forth under applicable laws, rules and regulations and (ii) the audit committee of the Company’s board of directors has at least one member who is an “audit committee financial expert” (as that term is defined under applicable laws, rules and regulations).

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(ll) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any Person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or Affiliates that may affect the Underwriters’ compensation as determined by FINRA.

(mm) The Company and each Subsidiary owns, leases or possesses land use rights for all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration and the Prospectus. The Company and the Subsidiaries have good and marketable title in fee simple or valid and subsisting land use rights to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens except such as are described in the Registration Statement, the General Disclosure Package and the Prospectus or such as do not (individually or in the aggregate) materially affect the business or prospects of the Company or any of the Subsidiaries. Any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

(nn) The Company and each Subsidiary: (i) owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of their respective businesses as being conducted and as described in the Registration Statement, the General Disclosure and Prospectus and (ii) have no knowledge that the conduct of their respective businesses do or will conflict with, and they have not received any notice of any claim of conflict with, any such right of others. Except as set forth in the Registration Statement, the General Disclosure Package or the Prospectus, neither the Company nor any Subsidiary has granted or assigned to any other Person any right to sell the current products and services of the Company and its Subsidiaries or those products and services described in the Registration Statement and Prospectus. To the Company’s best knowledge, there is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any Subsidiary’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(oo) The agreements and documents described in the Registration Statement, the General Disclosure Package and the Prospectus conform to the descriptions thereof contained therein and there are no agreements or other documents required by the applicable provisions of the Securities Act to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Registration Statement, the General Disclosure Package or the Prospectus or attached as an exhibit thereto, or (ii) is material to the Company’s business, has been duly and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the foreign, federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder, in any such case, which would result in a Material Adverse Effect. To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

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(pp) No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since August 18, 2017, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(qq) The disclosures in the Registration Statement, the General Disclosure Package and the Prospectus concerning the effects of foreign, federal, state and local regulation on the Company’s business as currently contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(rr) Each of the Company and the Subsidiaries has accurately prepared and timely filed all federal, state, foreign, including the PRC, and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’s federal, state, local or foreign, including the PRC, taxes is pending or, to the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the Company’s most recent audited financial statements, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

(ss) No labor disturbance by the employees of the Company or any Subsidiary currently exists or, to the Company’s knowledge, is likely to occur.

(tt) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each Subsidiary have at all times operated their respective businesses in material compliance with all Environmental Laws, and no material expenditures are or will be required in order to comply therewith. Neither the Company nor any Subsidiary has received any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that will result in a Material Adverse Effect. As used herein, the term “Environmental Laws” means all applicable laws and regulations, including any licensing, permits or reporting requirements, and any action by a federal state or local government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety, or the handling of hazardous materials.

(uu) Neither the Company nor any Subsidiary is a party to an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”) or similar rules and regulations of the PRC which: (i) is subject to any provision of ERISA or such rules and regulations of the PRC and (ii) is or was at any time maintained, administered or contributed to by the Company or any Subsidiary and covers any employee or former employee of the Company or any Subsidiary or any ERISA Affiliate (as defined hereafter). These plans are referred to collectively herein as the “Employee Plans.” For purposes of this Section, “ERISA Affiliate” of any person or entity means any other person or entity which, together with that person or entity, could be treated as a single employer under Section 414(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or is an “affiliate,” whether or not incorporated, as defined in Section 407(d)(7) of ERISA, of the person or entity.

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(vv) The Registration Statement, the General Disclosure Package and the Prospectus identify each employment, severance or other similar agreement, arrangement or policy and each material plan or arrangement providing for insurance coverage (including any self- insured arrangements), workers’ compensation, disability benefits, severance benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation, or post-retirement insurance, compensation or benefits which: (i) is not an Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by the Company or any Subsidiary or any of their respective ERISA Affiliates, and (iii) covers any employee or former employee of the Company or any Subsidiary or any of their respective ERISA Affiliates. These contracts, plans and arrangements are referred to collectively in this Agreement as the “Benefit Arrangements.” Each Benefit Arrangement has been maintained in substantial compliance with its terms and with requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to that Benefit Arrangement.

(ww) Except as set forth in the Registration Statement, the General Disclosure Package or the Prospectus, neither the Company nor any Subsidiary is a party to or subject to any employment contract or arrangement providing for annual future compensation, or the opportunity to earn annual future compensation (whether through fixed salary, bonus, commission, options or otherwise) of more than $120,000 to any officer, consultant, director or employee.

(xx) The execution of this Agreement or consummation of the Offering does not constitute a triggering event under any Employee Plan or any other employment contract, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance pay or otherwise), acceleration, increase in vesting, or increase in benefits to any current or former participant, employee or director of the Company or any Subsidiary other than an event that is not material to the financial condition or business of the Company or any Subsidiary, either individually or taken as a whole.

(yy) Neither the Company, any Subsidiary nor, to the Company’s knowledge, any of their respective employees or agents has at any time during the last five (5) years: (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, including the PRC, or other Person charged with similar public or quasi-public duties, other than payments that are not prohibited by the laws of the United States of any jurisdiction thereof.

(zz) The Company has not offered, or caused the Underwriters to offer, the Firm Shares to any Person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company or any Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any Subsidiary or (ii) a journalist or publication to write or publish favorable information about the Company, any Subsidiary or its products or services.

(aaa) As of the date hereof and as of the Closing Date, and except as contemplated by this Agreement, neither the Company nor any Subsidiary operates within the United States or any state or territory thereof in such a manner so as to subject the Company or its operations or businesses to registration as a foreign company doing business in any state within the United States or to any of the following laws in any material respect: (i) the Bank Secrecy Act, as amended, (ii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended, (iii) the Foreign Corrupt Practices Act of 1977, as amended, (iv) the Currency and Foreign Transactions Reporting Act of 1970, as amended, (v) the Employee Retirement Income Security Act of 1974, as amended, (vi) the Money Laundering Control Act of 1986, as amended (vii) the rules and regulations promulgated under any such law, or any successor law, or any judgment, decree or order of any applicable administrative or judicial body relating to such law and (viii) any corresponding law, rule, regulation, ordinance, judgment, decree or order of any state or territory of the United States or any administrative or judicial body thereof.

(bbb) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements and money laundering statutes of the PRC and the United States and, to the Company’s knowledge, all other jurisdictions to which the Company and its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

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(ccc) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company (as such term is defined under Rule 144 under the Securities Act, an “Affiliate”) is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company shall not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ddd) Except as disclosed in the Registration Statement, General Disclosure Package and the Prospectus, none of the entities or natural persons holding any shares or other equity securities of the Company, directly or indirectly, immediately before the Offering, is a PRC resident which shall be subject to the approval and registration requirements under the PRC laws and regulations in connection with its holding of shares or equity securities in the Company, including the Notice on Issues Relating to Administration of Foreign Exchange in Fund-raising and Reverse Investment Activities of Domestic Residents Conducted via Offshore Special Purpose Companies and any implementing rules and guidelines related thereto.

(eee) As used in this Agreement, references to matters being “material” with respect to the Company or its Subsidiaries shall mean a material event, change, condition, status or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects, operations or results of operations of the Company or the applicable Subsidiaries, either individually or taken as a whole, as the context requires.

(fff) As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers and directors of the Company and the applicable Subsidiaries who are named in the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as officers, directors or managers of the Company or the applicable Subsidiaries).

Any certificate signed by or on behalf of the Company and delivered to the Underwriters or to Loeb & Loeb LLP (“Underwriters’ Counsel”) shall be deemed to be a representation and warranty by the Company to each Underwriter listed on Schedule A hereto as to the matters covered thereby.

2.2 Representations and Warranties of the Company Regarding the People’s Republic of China (“PRC”).

(a) PRC Subsidiaries. The Company conducts substantially all of its operations and generates substantially all of its revenue through its indirect wholly-owned subsidiary, BORQS Beijing, which conducts its operations through its contractually controlled affiliate Big Cloud Network and its subsidiaries and affiliates listed and described in the Registration Statement and the Prospectus (such subsidiaries and affiliates, together with Big Cloud Century, Beijing Software and Beijing Wireless, collectively shall be referred to herein as the “PRC Subsidiaries”).

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(b) Each PRC Subsidiary organized in the PRC has been duly established, is validly existing as a company in good standing under the laws of the PRC, has the corporate power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be likely to result in a Material Adverse Effect on the assets, business or financial condition of the Company and its Subsidiaries, individually or taken as a whole. Each of the PRC Subsidiaries has applied for and, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, obtained, all requisite business licenses, clearance and permits required under the laws and regulations of the PRC as necessary for the conduct of its businesses, and each of the PRC Subsidiaries has complied in all material respects with all laws and regulations of the PRC in connection with foreign exchange. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all fillings and applications necessary to the conduct of each PRC Subsidiary’s business have been made to the applicable PRC authorities, including without limitation the State Administration for Industry and Commerce of the PRC, and such filings and applications are true and correct in all material respects. The registered capital of each of the PRC Subsidiaries has been fully paid up in accordance with the schedule of payment stipulated in its respective articles of association, approval document, certificate of approval and legal person business license (hereinafter referred to as the “Establishment Documents”) and in compliance with the PRC laws and regulations, and there is no outstanding capital contribution commitment for any of the PRC Subsidiaries. The Establishment Documents of the PRC Subsidiaries have been duly approved in accordance with the laws of the PRC and are valid and enforceable. The business scope specified in the Establishment Documents of each of the PRC Subsidiaries complies with the requirements of all relevant the PRC laws and regulations. The outstanding equity interests of each of the PRC Subsidiaries is owned of record by the Company or a wholly owned subsidiary, except for such specific entities or individuals identified as the registered holders thereof in the Registration Statement and the Prospectus. The Company possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the PRC Subsidiaries.

(c) Dividends. No PRC Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company (or the Company’s subsidiary that holds the outstanding equity interest of such PRC Subsidiary). No PRC Subsidiary is prohibited, directly or indirectly, from making any other distribution on such PRC Subsidiary’s equity capital, from repaying to the Company any loans or advances to such the PRC Subsidiary from the Company or any of the Company’s Subsidiaries.

(d) Immunity. None of the PRC Subsidiaries nor any of their properties, assets or revenues are entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from services of process, from attachment prior to or in aid of execution of judgment, or from any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment.

(e) Filing with the PRC. It is not necessary that this Agreement, the Registration Statement, the Prospectus or any other document be filed or recorded with any governmental agency, court or other authority in the PRC.

(f) Transfer Taxes. No transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding taxes or duties are payable in the PRC by or on behalf of the Underwriters to any the PRC taxing authority in connection with (i) the issuance, sale and delivery of any Shares by the Company and the delivery of any Shares to or for the account of the Underwriter, (ii) the purchase from the Company and the initial sale and delivery by the Underwriters of any Shares to purchasers thereof, or (iii) the execution and delivery of this Agreement.

(g) Compliance. The Company has taken all necessary steps to ensure compliance by each of its shareholders, option holders, directors, officers and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen, with any applicable rules and regulations of the relevant the PRC government agencies.

(h) PRC Approvals. The issuance and sale of the Shares and Representative’s Securities to the underwriters, the listing and trading of the Shares on the NASDAQ Capital Market and the consummation of the other transactions contemplated by this Agreement, the Representative’s Securities, the Registration Statement and the Prospectus are not and will not be, as of the date hereof and on the Closing Date and each Option Closing Date, if any, subject to any approval by any the PRC governmental or regulatory authority.

(i) PRC Tax Benefits, etc. The PRC governmental tax benefits, exemptions, waivers, or other relief, enjoyed by any PRC Subsidiary as described in the Registration Statement and the Prospectus are valid, binding and enforceable and in accordance with PRC law and regulations and no PRC Subsidiary has received any notice of any deficiency in its applications for such tax benefits, exemptions, waivers or other relief as so described.

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3. Representations, Warranties and Covenants of the Selling Stockholders. Each Selling Stockholder represents and warrants to and agrees with each of the Underwriters that:

(a) This Agreement has been duly authorized, executed and delivered by such Selling Stockholder and each of this Agreement is a valid and binding agreement of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(b) Such Selling Stockholder has, and on the Option Closing Date will have, good and marketable title to the Selling Stockholder Firm Shares and the Option Shares to be sold by such Selling Stockholder hereunder, free and clear of any mortgage, pledge, lien, encumbrance, security interest or equity whatsoever, and has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Selling Stockholder Firm Shares and the Option Shares to be delivered by such Selling Stockholder on the Closing Date or the Option Closing Date, as the case may be; and upon the delivery of and payment for such Selling Stockholder Firm Shares and Option Shares in accordance with this Agreement, the Underwriters will acquire valid and unencumbered title to such Selling Stockholder Firm Shares and Option Shares.

(c) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under this Agreement will not contravene any provision of applicable law, or the organizational documents of such Selling Stockholder (if such Selling Stockholder is an entity), or any agreement or other instrument binding upon such Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no governmental authorization of any government agency is required for the performance by such Selling Stockholder of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of such Selling Stockholder Firm Shares and Option Shares.

(d) The statements in the sections entitled [“Principal and Selling Stockholders”] relating to such Selling Stockholder in the Registration Statement and the Prospectus did not and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) The sale of the Selling Stockholder Firm Shares and Option Shares by such Selling Stockholder pursuant to this Agreement is not prompted by any material information concerning the Company or its Subsidiary that is not set forth the Registration Statement and the Prospectus.

(f) Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this Offering.

(g) Such Selling Stockholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(h) Upon initiation of payment for the Selling Stockholder Firm Shares and Option Shares sold by such Selling Stockholder under this Agreement and the delivery by such Selling Stockholder to DTC or its agent of such Selling Stockholder Firm Shares and Option Shares in book entry form to a securities account maintained by the Underwriters at DTC or its nominee, and payment therefor in accordance with this Agreement, the Underwriters will acquire a securities entitlement (within the meaning of Section 8 of the Uniform Commercial Code (the “UCC”)) with respect to such Selling Stockholder Firm Shares and Option Shares, and no action based on an “adverse claim” (as defined in UCC Section 8) may be asserted against the Underwriters with respect to such security entitlement if, at such time, the Underwriters do not have notice of any adverse claim within the meaning of UCC Section 8.

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(i) Such Selling Stockholder has previously provided a selling stockholder questionnaire (the “Questionnaire”) that was completed by such Selling Stockholder and submitted to the Company on or before the date hereof and it does not, and as of the Closing Date and the Option Closing Date will not, contain any untrue statement of material fact nor does it omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(j) Except as disclosed in the Registration Statement and the Prospectus, such Selling Stockholder has no affiliations or associations with any member of the FINRA; and none of the proceeds received by such Selling Stockholder from the sale of the Selling Stockholder Firm Shares and Option Shares to be sold by such Selling Stockholder hereunder will be paid to a member of the FINRA or any affiliate (or person “associated with,” as such terms are used in the rules of the FINRA).

(k) No transaction, transfer or withholding taxes or duties are payable by or on behalf of the Underwriters in connection with (i) the sale of the Selling Stockholder Firm Shares and Option Shares by such Selling Stockholder, (ii) the delivery of such Selling Stockholder Firm Shares and Option Shares to or for the account of the Underwriters, (iii) the purchase from such Selling Stockholder and the initial sale and delivery by the Underwriters of such Selling Stockholder Firm Shares and Option Shares to purchasers thereof or (iv) the execution and delivery by such Selling Stockholder of the Power of Attorney and Custody Agreement.

(l) Such Selling Stockholder has not distributed and will not distribute, prior to the later of the latest Option Closing Date and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares, including any free writing prospectus.

(m) Such Selling Stockholder agrees that it shall be responsible for all taxes as well as all applicable compliance and regulatory obligations related to such taxes which may arise from or in connection with the sale of the Selling Stockholder Firm Shares and Option Shares by such Selling Stockholder. Such Selling Stockholder will indemnify and hold harmless the Underwriters against any tax, including any interest and penalties, on the issue and sale of the Selling Stockholder Firm Shares and Option Shares by such Selling Stockholder.

(n) The Selling Stockholder Firm Shares and Option Shares to be sold by such Selling Stockholder pursuant to this Agreement are subject to the interest of the Underwriters and the obligations of such Selling Stockholder under this Agreement, when executed, shall not be terminated by any act of such Selling Stockholder, by operation of law, by the death or incapacity of such Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

(o) As of the date of this Agreement, such Selling Stockholder has deposited, or caused to be deposited on its behalf, the Selling Stockholder Firm Shares and Option Shares to be sold by such Selling Stockholder in accordance with this Agreement and the Power of Attorney and Custody Agreement.

(p) Such Selling Stockholder agrees to procure delivery to the Representative on or prior to the Closing Date of a properly completed and executed U.S. Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

(q) Such Selling Stockholder will not (and will cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.

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(r) Such Selling Stockholder will cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest practicable time and to do and perform all things to be done and performed under this Agreement prior to the Closing Date and the Option Closing Date and to satisfy all conditions precedent of such Selling Stockholder to the delivery of the Selling Stockholder Firm Shares and Option Shares to be sold by such Selling Stockholder pursuant to this Agreement.

4. Offering. Upon authorization of the release of the Firm Shares by the Representative, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

5. Covenants of the Company. The Company acknowledges, covenants and agrees with the Underwriters that:

(a) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company shall file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and shall provide evidence satisfactory to the Representative of such timely filing.

(b) During the period beginning on the date hereof and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Representative, the Prospectus is no longer required by law to be delivered (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act is no longer required to be provided), in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the General Disclosure Package or the Prospectus, the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representative reasonably object within 36 hours of delivery thereof to the Representative and its counsel.

(c) After the date of this Agreement, the Company shall promptly advise the Underwriter in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post- effective amendment to the Registration Statement or any amendment or supplement to any Prospectus, the General Disclosure Package or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any Prospectus, the General Disclosure Package, the Prospectus or any Issuer- Represented Free Writing Prospectus, or of any proceedings to remove, suspend or terminate from listing the Ordinary Shares from any securities exchange upon which it is listed for trading, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company shall use all commercially reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and shall use all commercially reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

(d) (1) During the Prospectus Delivery Period, the Company shall comply as far as it is able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the General Disclosure Package, and the Registration Statement and the Prospectus. If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package ) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Underwriter or counsel to the Underwriter to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package ) to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company shall promptly notify the Underwriter and shall amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

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(i) If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company shall promptly notify the Underwriter and shall promptly amend or supplement, at its own expense, such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(e) The Company shall promptly deliver to the Underwriters and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and shall maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing thereof. The Company shall promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Underwriters may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company shall furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Underwriters may reasonably request.

(f) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(g) If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the Securities Act by the earlier of: (i) 10:00 p.m., New York City time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

(h) The Company shall use all commercially reasonable efforts, in cooperation with the Representative, at or prior to the time of effectiveness of the Registration Statement, to qualify the Securities for offering and sale under the securities laws relating to the offering or sale of the Securities of such jurisdictions, domestic or foreign, as the Representative may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process or to subject itself to taxation if it is otherwise not so subject.

(i) The Company shall make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(j) For a period of six (6) months from the effective date of the Registration Statement, the Company may not sell or issue, or agree to sell or issue, any equity security (which, for the purposes of this paragraph, shall include Ordinary Shares, preferred stock, or any similar security, regardless of how classified for accounting purposes) or security convertible, exercisable or exchangeable for an equity security, except for (i) securities issued to the sellers of an operating business in bona fide transactions that result in the Company acquiring all or a portion of an operating business or other strategic transaction (including but not limited to any issuances made in connection with the share purchase agreement, dated January 18, 2018, by and among the Company, Shenzhen Crave Communication Co., Ltd. and Colmei Technology International Ltd.), provided that such transaction is not for the primary purpose of benefiting the affiliates of the Company or any of their respective affiliates or family members, and (ii) options to purchase Ordinary Shares issued to employees, directors and consultants of the Company (“Employee Options”). The maximum number of Employee Options that may be issued pursuant to (ii), above, is equal to 9% of the number Ordinary Shares outstanding immediately after the Closing ((i) and (ii), collectively, the “Exempt Issuances”).

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(k) Except with respect to any Exempt Issuances, during the six (6) months following the Closing Date, without the consent of the Representative which shall not be unreasonably withheld, the Company shall not file any registration statement relating to the offer or sale of any of the Company’s securities, except Form S-8 filed with the Commission in connection with any Company stock incentive plan.

(l) Following the Closing Date, the Company and any of the individuals listed on Schedules B-1 and B-2 hereto (collectively, the “Lock-Up Parties”) shall not sell or otherwise dispose of any securities of the Company, whether publicly or in a private placement during the period that their respective lock-up agreements are in effect. The Company shall deliver to the Representative the agreements of Lock-Up Parties to the foregoing effect prior to the Closing Date, which agreements shall be substantially in the form attached hereto as Annex I-A with respect to the persons listed on Schedule B-I and Annex I-B with respect to the persons named on Schedule B-II.

(m) For a period of one (1) year from the effective date of the Registration Statement, the Company, at its expense, shall, at the Representative’s request, provide the Representative on a weekly basis with a copy of the Company’s weekly transfer sheets from the previous week and securities positions listings.

(n) If the Company fails to maintain the listing of its Ordinary Shares on a nationally recognized exchange, for a period of three (3) years from the effective date of the Registration Statement, the Company, at its expense, shall obtain and keep current a listing in the Standard & Poor’s Corporation Records Services or the Moody’s Industrial Manual; provided that Moody’s OTC Industrial Manual is not sufficient for these purposes.

(o) During the period of three (3) years from the effective date of the Registration Statement, the Company shall make available to the Underwriters copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and shall deliver to the Underwriters: (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission); provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(p) The Company shall not issue press releases or engage in any other publicity relating to the Offering, without the Representative’ prior written consent, for a period ending at 5:00 p.m. Eastern time on the first business day following the fortieth (40th) day following the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business.

(q) Prior to the consummation of the Offering, the Company shall engage or continue to engage (for no less than two (2) years from the date of the Closing Date) a financial public relations firm mutually acceptable to the Company and the Representative. The Company further agrees to consult with the Representative as is customary within the securities industry prior to distribution to third parties of any financial information, news releases, and/or other publicity regarding the Company, its business, or any terms of the proposed Offering, it being agreed that the Company shall give the Representative no less than twelve (12) hours prior notice of any such distribution and a reasonable opportunity during or prior to such period to review the contents of the proposed distribution.

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(r) The Company has or shall retain Continental Stock Transfer & Trust Company (or a transfer agent reasonably acceptable to the Representative) as transfer agent for the Securities and shall continue to retain such transfer agent (or a transfer agent reasonably acceptable to the Representative) for a period of three (3) years following the Closing Date.

(s) The Company has or shall retain EDGAR Agents, LLC (or a financial printer of similar competence and quality) as financial printer for the Offering and shall continue to retain such financial printer for a period of 45 days following the Closing Date.

(t) The Company has or shall retain the Auditors (or other independent PCAOB registered public accounting firm reasonably acceptable to the Representative) as independent public accountants for the Company and shall continue to retain independent PCAOB registered public accountants of comparable quality for a period of three (3) years following the Closing Date.

(u) The Company shall apply the net proceeds from the sale of the Securities as set forth under the caption “Use of Proceeds” in the Prospectus. Without the written consent of the Representative, no proceeds of the Offering may be used to pay outstanding loans from officers, directors or shareholders or to pay any accrued salaries or bonuses to any employees or former employees.

(v) The Company will obtain, within 60 days from Closing, and will use its good faith best efforts to maintain its key person life insurance in the amount of $1,000,000 each on the lives of Pat Chan and Anthony Chan with an insurer rated at least AA or better in the most recent edition of “Best’s Life Reports” in full force and effect for a period of three (3) years from the Closing Date.”

(w) The Company shall use all commercially reasonable efforts to effect and maintain the listing of the Securities on the NASDAQ Capital Market for at least three (3) years after the Closing Date.

(x) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, shall use all commercially reasonable efforts to file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(y) The Company shall use all commercially reasonable efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Firm Shares.

(z) The Company shall not take, and shall cause its Affiliates, including the Selling Stockholders, not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(aa) The Company shall cause to be prepared and delivered to the Representative, at its expense, within two (2) business days from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Securities for at least the period during which a Prospectus relating to the Securities is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time).

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(bb) The Company represents and agrees that, unless it obtains the prior written consent of the Representative, and the Representative represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule C. Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” Each of the Company and the Representative represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

(cc) The Company shall use all commercially reasonable efforts to resolve the material weaknesses or significant deficiencies in the Company’s disclosure controls and procedures described in the Registration Statement, in the General Disclosure Package and in the Prospectus prior to December 31, 2018.

6. Consideration; Payment of Expenses.

(a) In consideration of the services to be provided for hereunder, the Company shall pay to the Underwriters or their respective designees their pro rata portion (based on the Securities purchased) of the following compensation with respect to the Shares which they are offering:

(i) An underwriting discount of seven percent (7%) of the public offering price; and

(ii) The Representative’s Warrants.

(b) The Company grants the Representative the right of first refusal to act as lead managing underwriter and book runner or minimally as a co-lead manager and co-book runner and/or co-lead placement agent for a period of twelve (12) months from the Closing Date, for any and all public and private equity and debt offerings (excluding commercial bank debt) or any transaction involving any sale or transfer of the Company’s equity or equity-linked securities (including warrants and debt securities with any equity feature), except for any transaction pursuant to which a person or group acquires more than 50% of the outstanding Ordinary Shares of the Company or otherwise results in the merger, consolidation, recapitalization or reorganization of the Company. The Company shall provide written notice to Representative with terms of such offering and if Representative fails to accept in writing any such proposal for such public or private sale within 20 days after receipt of a written notice from the Company containing such proposal, then Representative will have no claim or right with respect to any such sale contained in any such notice. If, thereafter, such proposal is modified on any material respect, the Company shall adopt the same procedures as with respect to the original offering, and the Representative shall have the right of first negotiation with respect to such revised proposal in accordance with the terms of this paragraph (b).

(c) The Representative reserves the right to reduce any item of compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that the Underwriters’ aggregate compensation is in excess of FINRA Rules or that the terms thereof require adjustment.

(d) Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following:

(i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Securities Act and the Offering;

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(ii) all expenses in connection with the preparation, printing, formatting for EDGAR and filing with the Commission of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments, post-effective amendments and supplements thereto and the Underwriting Agreement and related documents, and the mailing and delivering of copies thereof to the Underwriters and dealers (all in such quantities as the Representative may reasonably require);

(iii) the cost of preparing stock certificates representing the Securities;

(iv) the costs of any “due diligence” meetings;

(v) all fees, expenses and disbursements relating to the registration or qualification of the Securities under the “blue sky” securities laws of such states and other jurisdictions as Representative may reasonably designate;

(vi) all reasonable and documented fees and expenses for conducting a net road show presentation;

(vii) all filing fees (including SEC filing fees) and communication expenses relating to the registration of the Shares to be sold in the Offering;

(viii) all fees and expenses in connection with filings with FINRA;

(ix) all fees and expenses in connection with listing the Securities on the NASDAQ Capital Market;

(x) any stock transfer taxes incurred in connection with this Agreement or the Offering;

(xi) the fees and expenses of the transfer agent and registrar for the Ordinary Shares; and

(xii) all other costs and expenses incident to the performance of the Company obligations hereunder which are not otherwise specifically provided for in this Section 6.

(e) The Company shall reimburse the Underwriters for their legal fees incurred relating to this Offering (the “Legal Cost Reimbursement”). The Representative, on behalf of itself and the Underwriters, acknowledge and agree that the sum of the accountable expenses and the Legal Cost Reimbursement in an aggregate amount up to $200,000 represents the maximum amount of fees, disbursements and expenses incurred by the Underwriters relating to the Offering for which the Company shall be responsible. The Company shall provide funds to pay all such accountable expenses and the Legal Cost Reimbursement (less any advances previously paid) at the Closing of the Offering.

(f) It is understood, however, that except as provided in this Section, and Sections 7, 8 and 12(d) hereof, the Underwriters shall pay all of their own costs and expenses, including the fees of their counsel. Notwithstanding anything to the contrary in this Section 6, in the event that this Agreement is terminated pursuant to Section 6 or 12(b) hereof, or subsequent to a Material Adverse Change, the Company shall pay, up to $200,000 (less any advances previously paid), all out-of-pocket expenses of the Underwriters (including but not limited to fees and disbursements of counsel to the Underwriters) incurred in connection herewith which shall be limited to expenses which are actually incurred as allowed under FINRA Rule 5110.

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7. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares or the Option Shares, as the case may be, as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, as of the date hereof, as of the Closing Date and Option Closing Date (ii) the absence from any certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 7 of any misstatement or omission (iii) the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and (iv) each of the following additional conditions. For purposes of this Section 7, the terms “Closing Date” and “Closing” shall refer to the Closing Date for the Firm Shares and the Option Closing Date for the Option Shares, as the case may be, and each of the foregoing and following conditions must be satisfied as of each Closing.

(a) The Registration Statement shall have become effective and all necessary regulatory or listing approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representative. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms hereof and a form of the Prospectus containing information relating to the description of the Securities and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in the Registration Statement, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Representative’s satisfaction; and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(b) The Representative shall not have reasonably determined, and advised the Company, that the Registration Statement, the General Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus, contains an untrue statement of fact which, in the Representative’s reasonable opinion, is material, or omits to state a fact which, in the Representative’s reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(c) The Representative shall have received (i) the favorable written opinion of Ellenoff Grossman & Schole LLP, United States legal counsel for the Company, dated as of the Closing Date addressed to the Underwriters in the form attached hereto as Annex II; (ii) the favorable written opinion of Maples and Calder, Hong Kong, British Virgin Islands legal counsel for the Company and the Subsidiaries, dated as of the Closing Date addressed to the Underwriters in the form attached hereto as Annex III; and (iii) the favorable written opinion of Han Kun Law Offices, legal counsel for the Company with respect to the laws of the PRC dated as of the Closing Date, addressed to the Company in the form attached hereto as Annex IV.

(d) The Representative shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of each Closing Date to the effect that: (i) the condition set forth in subsection (a) of this Section 7 has been satisfied, (ii) as of the date hereof and as of the applicable Closing Date, the representations and warranties of the Company set forth in Section 2 hereof is accurate, (iii) as of the applicable Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included or incorporated by reference in the Registration Statement and the Prospectus pursuant to the Rules and Regulations which are not so included or incorporated by reference and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any Material Adverse Change or any development involving a prospective Material Adverse Change, whether or not arising from transactions in the ordinary course of business.

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(e) On the date of this Agreement and on the Closing Date, the Representative shall have received a “cold comfort” letter from the Auditors as of the date of delivery and addressed to the Underwriters and in form and substance reasonably satisfactory to the Representative, confirming that they are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of the Securities Act and the Rules and Regulations, and stating, as of the date of delivery (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement covered by such letter.

(f) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiary or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

(g) The Representative shall have received a lock-up agreement from each Lock-Up Party, duly executed by the applicable Lock-Up Party, in each case substantially in the forms attached as Annex I-A or Annex I-B, as the case may be.

(h) The Securities shall have been approved for quotation on the NASDAQ Capital Market.

(i) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(j) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(k) The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

(l) Satisfactory completion by the Representative of its due diligence investigation and analysis of: (i) the Company’s arrangements with its officers, directors, employees, affiliates, customers and suppliers, and (ii) the audited historical financial statements of the Company for the fiscal years ended December 31, 2015, 2016 and 2017.

(m) Neither the Company, the Subsidiaries nor any of its affiliates has, either prior to the initial filing or the effective date of the Registration Statement, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the regulations thereunder with the offer and sale of the Shares pursuant to the Registration Statement.

(n) The Representative shall have received a certificate of each of the Selling Stockholders, dated as of the Closing Date and Option Closing Date, as the case may be, to the effect that: (i) as of the date hereof and as of the applicable Closing Date, the representations and warranties of the Company set forth in Sections 2 hereof are accurate and (ii) as of the applicable Closing Date and Option Closing Date, as the case may be, all agreements, conditions and obligations of the Selling Stockholders to be performed or complied with hereunder on or prior thereto have been duly performed or complied with.

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(o) If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 7 shall not be reasonably satisfactory in form and substance to the Representative and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the consummation of the Closing. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

8. Indemnification.

(a) The Company agrees to indemnify and hold harmless the Underwriters and each Person, if an, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, the General Disclosure Package, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), any Issuer Free Writing Prospectus or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with the Underwriters Information.

(b) The Selling Stockholders, severally and not jointly, shall indemnify and hold harmless each Underwriter (including specifically each person who may be substituted for an Underwriter as provided in Section 10 hereof), who controls any Underwriter within the meaning of Section 15 of the Securities Act, and each Person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, any Preliminary Prospectus, or the Prospectus. The liability of each Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to the net proceeds received by it from the sale of Selling Stockholder Firm Shares and Option Shares under this Agreement.

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(c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the aggregate underwriting discount applicable to the Securities to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in the last sentence of Section 1(b) hereof.

(d) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party within fourteen (14) days after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. For the avoidance of doubt, where the fees and expenses of counsel engaged by an indemnified party are at the expense of the indemnifying parties, the indemnifying parties agree to advance any retainer fees required by legal counsel to an indemnified party simultaneously with the engagement of counsel by the indemnified party, it being understood and agreed that the amount of such retainer shall not exceed $40,000 and that such retainer shall be credited to fees incurred with the balance (if any) refundable to the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

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9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Sellers and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Sellers, any contribution received by the Sellers from Persons, other than the Underwriters, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Sellers and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Sellers and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Sellers and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Sellers and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Sellers bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Sellers and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9: (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

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10. Underwriter Default.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares hereunder, and if the Firm Shares with respect to which such default relates (the “Default Shares”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company or the Selling Stockholders, as applicable, that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares, the Representative may in their discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Representative does not arrange for the purchase of the Default Shares as provided in this Section 10, this Agreement shall thereupon terminate, without liability on the part of the Company with respect thereto or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative, the Company or the Selling Stockholders shall have the right to postpone the Closing Date for a period, not exceeding five (5) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares.

11. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement or in certificates of the Selling Stockholders or in the certificates of the officers of the Company or any Subsidiary submitted pursuant hereto, including the agreements contained in Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers and directors or any controlling Person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 2 hereof and the covenants and agreements contained in Sections 5, 6, 8, 9, this Section 11 and Sections 15 and 16 hereof shall survive any termination of this Agreement, including termination pursuant to Section 10 or 12 hereof, for a period of six (6) months.

12. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective upon the later of: (i) receipt by the Representative and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 12 and of Sections 1, 5, 7, 8 and 13 through 17, inclusive, shall remain in full force and effect at all times after the execution hereof.

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(b) The Representative shall have the right to terminate this Agreement at any time prior to the consummation of the Closing if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) trading on the New York Stock Exchange, the NASDAQ or the NYSE American shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange, the NASDAQ Capital Market or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) (A) any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Representative, is so material and adverse that such event makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares on the terms and in the manner contemplated by the Prospectus.

(c) Any notice of termination pursuant to this Section 12 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 10(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company shall, subject to demand by the Representative, reimburse the Underwriters for only those out-of-pocket expenses (including the fees and expenses of their counsel), actually incurred by the Underwriters in connection herewith up to $50,000 less any amounts previously paid by the Company.

13. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to the Representative or any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to Maxim Group LLC, 405 Lexington Avenue, New York, New York 10174, Attention: Clifford A. Teller, Director of Investment Banking, with a copy to Underwriters’ Counsel at Loeb & Loeb LLP, 345 Park Ave, New York, NY 10154, Attention: Mitchell Nussbaum, Esq.; and

(b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement.

(c) if sent to the Selling Stockholders, shall be mailed, delivered or faxed and confirmed in writing to such Selling Stockholder c/o the Company at the address set forth in the Registration Statement.

14. Parties; Limitation of Relationship. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company, the Selling Stockholders and the controlling Persons, directors, officers, employees and agents referred to in Section 8 hereof, and their respective successors and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling Persons and their respective successors, officers, directors, heirs and legal Representative, and it is not for the benefit of any other Person. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

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15. Governing Law. This Agreement shall be deemed to have been executed and delivered in New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York, without regard to the conflicts of laws principals thereof (other than Section 5-1401 of The New York General Obligations Law). Each of the Underwriters, the Selling Stockholders and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding; service of process upon any Selling Stockholder mailed by certified mail to the address of such Selling Stockholder or delivered by Federal Express via overnight delivery to the address of such Selling Stockholder shall be deemed in every respect effective service of process upon such Selling Stockholder, in any such suit, action or proceeding, and service of process upon the Underwriters mailed by certified mail to the Underwriters’ address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Underwriter, in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF, THE SUBSIDIARIES AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS. EACH OF THE SELLING STOCKHOLDERS HEREBY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

16. Entire Agreement. This Agreement, together with the schedule and exhibits attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein.

17. Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

18. Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

19. Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

20. No Fiduciary Relationship. The Company and each of the Selling Stockholders hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Company’s securities. The Company and each of the Selling Stockholders further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors, the Selling Stockholders or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering of the Company’s securities, either before or after the date hereof,. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company and the Selling Stockholders, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and each of the Selling Stockholders hereby confirms its understanding and agreement to that effect. The Company and each of the Selling Stockholders hereby further confirms its understanding that no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or any of the Selling Stockholders with respect to the Offering contemplated hereby or the process leading thereto, including any negotiation related to the pricing of the Shares; and the Company and each of the Selling Stockholders has consulted its own legal and financial advisors to the extent it has deemed appropriate in connection with this Agreement and the Offering. The Company, and each of the Selling Stockholders and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters or any of the Selling Stockholders to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company or any of the Selling Stockholders. The Company and each of the Selling Stockholders hereby waives and releases, to the fullest extent permitted by law, any claims that they may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company or any of the Selling Stockholders in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

21. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature Pages Follow]

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If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

BORQS TECHNOLOGIES, INC.

By:
Name:
Title:

Selling Stockholder:

Zhengqi International Holding Limited

By:
Name:
Title:

Accepted by the Representative, acting for themselves and as Representative of the Underwriters named on Schedule A attached hereto, as of the date first written above:

MAXIM GROUP LLC

By:
Name:
Title:

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SCHEDULE A

Underwriters	Number of Firm Shares Being Purchased from the Company	Number of Firm Shares Being Purchased from the Selling Stockholders	Number of Option Shares Being Purchased from the Company	Number of Option Shares Being Purchased from the Selling Stockholders
Maxim Group LLC	[___]	[___]	[___]	[___]
TOTAL	[___]	[___]	[___]	[___]

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SCHEDULE B-I

Lock-Up Parties

Pat Sek Yuen Chan

Anthony K. Chan

Qing Wang

Bei Zhang

Limiao Ouyang

SCHEDULE B-II

Lock-Up Parties

Zhengqi International Holding Limited

Xuefei Na

Hui Liu

Fengying Ma

Qing Wang

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SCHEDULE C

Issuer-Represented General Free Writing Prospectus

[None]

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SCHEDULE D

SELLING STOCKHOLDERS

Name of Selling Stockholder	Number of Selling Stockholder Firm Shares Being Sold	Number of Option Shares Being Sold
Zhengqi International Holding Limited	[_______]	[_______]

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ANNEX I-A

Lock-up Agreement

___________, 2018

MAXIM GROUP LLC
405 Lexington Avenue
New York, NY 10174

as underwriter

Re: BORQS Technologies, Inc.

Ladies and Gentlemen:

As an inducement to the underwriter (the “Underwriter”) to execute an underwriting agreement (the “Underwriting Agreement”) providing for a public offering (the “Offering”) of shares, no par value (the “Shares”), of BORQS Technologies, Inc., a British Virgin Islands corporation (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of the Underwriter during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned shall not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Shares or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Shares (including without limitation, Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Shares or such other securities, in cash or otherwise. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such Undersigned’s Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Securities.

In addition, the undersigned agrees that, without the prior written consent of the Representative, it shall not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Shares or any security convertible into or exercisable or exchangeable for Shares.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the date that is one hundred eighty (180) days after the date of effectiveness of registration statement number 333-223034, of which the final prospectus used to sell Shares in the Offering pursuant to the Underwriting Agreement forms a part.

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Notwithstanding the foregoing, (1) the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (2) if the undersigned is a corporation, company, business trust, association, limited liability company, partnership, limited liability partnership, limited liability limited partnership or other entity (collectively, the “Entities” or, individually, the “Entity”), the undersigned may transfer Shares or securities convertible into or exchangeable or exercisable for any Shares to any person or Entity which controls, is directly or indirectly controlled by, or is under common control with the undersigned and, if the undersigned is a partnership or limited liability company, it may transfer the Shares or securities convertible into or exchangeable or exercisable for any Shares to its partners, former partners or an affiliated partnership (or members, former members or an affiliated limited liability company) managed by the same manager or managing partner (or managing member, as the case may be) or management company, or managed by an entity controlling, controlled by, or under common control with, such manager or managing partner (or managing member) or management company in accordance with partnership (or membership) interests, (3) by testate or intestate succession, (4) by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, (5) or pursuant to the Underwriting Agreement; provided, in each case of transfer pursuant to any of clauses (1) through (4), that (x) such transfer shall not involve a disposition for value, and (y) the transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption not more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans or to any of the Undersigned’s Securities issued upon such exercise, (ii) exercise of warrants; provided that it shall apply to any of the Undersigned’s Securities issued upon such exercise, (iii) pursuant to an existing contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act, or (iv) the establishment of any new Plan; provided that no sales of the Undersigned’s Securities shall be made pursuant to such new Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof), and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof).

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Shares if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company or the Underwriters inform the other that it does not intend to proceed with the Offering, (ii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, or (iii) the Offering is not completed by [ ], 2018.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation among the parties thereto.

[Signature Page Follows]

40

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

Very truly yours,

Printed Name of Holder

By:
Signature
Printed Name of Person Signing

(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

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ANNEX I-B

Lock-up Agreement

September __, 2018

MAXIM GROUP LLC
405 Lexington Avenue
New York, NY 10174

as underwriter

Re: BORQS Technologies, Inc.

Ladies and Gentlemen:

As an inducement to the underwriter (the “Underwriter”) to execute an underwriting agreement (the “Underwriting Agreement”) providing for a public offering (the “Offering”) of shares, no par value (the “Shares”), of BORQS Technologies, Inc., a British Virgin Islands corporation (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of the Underwriter during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned shall not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Shares or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Shares (including without limitation, Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), which securities are not sold as part of the Offering (such unsold securities, the “Undersigned’s Securities”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Shares or such other securities, in cash or otherwise. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such Undersigned’s Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Securities.

In addition, the undersigned agrees that, without the prior written consent of the Representative, it shall not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Shares or any security convertible into or exercisable or exchangeable for Shares.

The initial Lock-Up Period will commence on the date of the Underwriting Agreement and continue and include the date that is one hundred thirty-five (135) days after the date of effectiveness of registration statement number 333-223034, of which the final prospectus used to sell Shares in the Offering pursuant to the Underwriting Agreement forms a part (the “Registration Statement”).

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Notwithstanding the foregoing, (1) the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (2) if the undersigned is a corporation, company, business trust, association, limited liability company, partnership, limited liability partnership, limited liability limited partnership or other entity (collectively, the “Entities” or, individually, the “Entity”), the undersigned may transfer Shares or securities convertible into or exchangeable or exercisable for any Shares to any person or Entity which controls, is directly or indirectly controlled by, or is under common control with the undersigned and, if the undersigned is a partnership or limited liability company, it may transfer the Shares or securities convertible into or exchangeable or exercisable for any Shares to its partners, former partners or an affiliated partnership (or members, former members or an affiliated limited liability company) managed by the same manager or managing partner (or managing member, as the case may be) or management company, or managed by an entity controlling, controlled by, or under common control with, such manager or managing partner (or managing member) or management company in accordance with partnership (or membership) interests, (3) the undersigned may transfer the Undersigned’s Securities by testate or intestate succession, (4) the undersigned may transfer the Undersigned’s Securities by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, and (5) the undersigned may transfer the Undersigned’s Securities pursuant to the Underwriting Agreement; provided, in each case of transfer pursuant to any of clauses (1) through (4), that (x) such transfer shall not involve a disposition for value, and (y) the transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption not more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans or to any of the Undersigned’s Securities issued upon such exercise, (ii) exercise of warrants; provided that it shall apply to any of the Undersigned’s Securities issued upon such exercise, (iii) pursuant to an existing contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act, (iv) the establishment of any new Plan; provided that no sales of the Undersigned’s Securities shall be made pursuant to such new Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof), and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof), or (v) any transfers of Shares or securities convertible into or exchangeable or exercisable for any Shares pursuant to an agreement (x) entered into at a time when the Nasdaq Last Sale price for the Shares on the NASDAQ Capital Market exceeds 180% of the per share price to public in the Offering, or (y) entered into on any day following a date on which the Nasdaq Last Sale price for the Shares on the NASDAQ Capital Market exceeds 200% of the per share price to public in the Offering. As used herein, ‘Nasdaq Last Sale price’ shall mean the volume-weighted average closing price of the Company’s Shares on the NASDAQ Capital Market for the prior five (5) consecutive trading days to the relevant date.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Shares if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company or the Underwriters inform the other that it does not intend to proceed with the Offering, (ii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, or (iii) the Offering is not completed by December 31, 2018.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation among the parties thereto.

[Signature Page Follows]

43

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

Very truly yours,

Printed Name of Holder

By:
Signature
Printed Name of Person Signing

(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

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